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                                                                     EXHIBIT 1.1

                                2,250,000 Shares

                                  MINIMED INC.

                                  Common Stock


                             UNDERWRITING AGREEMENT

                                                                   June __, 1999



WARBURG DILLON READ LLC
HAMBRECHT AND QUIST LLC
ING BARING FURMAN SELZ LLC
VOLPE, BROWN WHELAN & COMPANY, LLC

         C/O WARBURG DILLON READ LLC
         299 Park Avenue
         New York, NY  10171

Ladies and Gentlemen:

                  MiniMed Inc., a Delaware corporation (the "Company"), proposes to issue and sell 2,000,000 shares of its authorized but unissued common stock, $.01 par value per share (the "Common Stock"), and Alfred E. Mann (the "Selling Securityholder") proposes to sell 250,000 shares of Common Stock (collectively, such 2,250,000 shares of Common Stock are hereinafter referred to as the "Firm Shares") to the several underwriters listed on Schedule A to this Agreement (collectively, the "Underwriters"). In addition, the Company and the Selling Stockholder also propose to grant to the Underwriters an option to purchase up to an aggregate of 337,500 additional shares (the "Option Shares") of Common Stock on the terms and for the purposes set forth in Section 3(c). The Firm Shares and the Option Shares are hereinafter collectively referred to as the "Shares."

                  The Company and the Selling Securityholder severally wish to confirm as follows their agreements with you in connection with the several purchases by the Underwriters of the Shares.

         1. REGISTRATION STATEMENT. A registration statement on Form S-3 (File No. 333- 80527) including a prospectus relating to the Shares and each amendment thereto has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. There have been delivered to you three signed copies of such registration statement and amendments, together with three copies of each exhibit filed therewith. Copies of such registration statement and amendments (but without exhibits) and of the related preliminary


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prospectus have been delivered to you in such reasonable quantities as you have requested for each of the Underwriters. If such registration statement has not become effective, a further amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective will be filed promptly by the Company with the Commission. If such registration statement has become effective, a final prospectus containing all Rule 430A Information (as hereinafter defined) will be filed by the Company with the Commission in accordance with Rule 424(b) of the Rules and Regulations on or before the second business day after the date hereof (or such earlier time as may be required by the Rules and Regulations).

                  The term "Registration Statement" as used in this Agreement shall mean such registration statement (including all exhibits and financial statements and all documents incorporated by reference therein) at the time such registration statement becomes or became effective and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended; provided, however, that such term shall include all Rule 430A Information deemed to be included in such registration statement at the time such registration statement becomes effective as provided by Rule 430A of the Rules and Regulations and shall also mean any registration statement filed pursuant to Rule 462(b) of the Rules and Regulations with respect to the Shares. The term "Preliminary Prospectus" shall mean any preliminary prospectus referred to in the preceding paragraph and any preliminary prospectus included in the Registration Statement at the time it becomes effective that omits Rule 430A Information. The term "Prospectus" as used in this Agreement shall mean the prospectus relating to the Shares in the form in which it is first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, if no filing pursuant to Rule 424(b) of the Rules and Regulations is required, shall mean the form of final prospectus included in the Registration Statement at the time such registration statement becomes effective. The term "Rule 430A Information" means information with respect to the Shares and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A of the Rules and Regulations.

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING SECURITYHOLDER.

                  (a) The Company hereby represents and warrants as follows:

                           (i)      The Company has not received, and has no
notice of, any order of the Commission preventing or suspending the use of any Preliminary Prospectus, or instituted proceedings for that purpose, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Rules and Regulations. When the Registration Statement became or becomes, as the case may be, effective (the "Effective Date") and at all times subsequent thereto up to and at the Closing Date (as hereinafter defined), any later date on which Option Shares are to be purchased (the "Option Closing Date") and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, (i) the Registration Statement and Prospectus, and any amendments or supplements thereto, will contain all statements which are required to be stated therein by, and will comply with the requirements of, the Act and the Rules and Regulations, and (ii) neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The foregoing representations and warranties in this Section 2(a) do not apply to any


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statements or omissions made in reliance on and in conformity with the information contained in the third paragraph of the section of the Prospectus entitled "Underwriting" or in the last paragraph on the front cover page of the Prospectus. The Company has not distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the Preliminary Prospectus, the Prospectus or any other materials, if any, permitted by the Act.

                           (ii)     The Company has been duly incorporated and
is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement. The Company is duly qualified to do business as a foreign corporation in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, properties, financial condition or results of operations of the Company and its Subsidiaries (as hereinafter defined) taken as a whole (a "Material Adverse Effect"). The Company has no subsidiaries (as defined in the Rules and Regulations) other than those set forth on Schedule B hereto (collectively, the "Subsidiaries"). Other than the Subsidiaries and an investment in the capital stock of Pharmaceutical Discover Corporation and Trimeris, Inc., the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity other than investments held in the ordinary course of business. Complete and correct copies of the certificates of incorporation and of the bylaws of the Company and the Subsidiaries and all amendments thereto have been delivered to the Underwriters, and except as set forth in the exhibits to the Registration Statement no changes therein will be made subsequent to the date hereof and prior to the Closing Date or, if later, the Option Closing Date. Each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement. Each Subsidiary is duly qualified to do business as a foreign corporation in good standing in each jurisdiction where the ownership or leasing of the properties or the conduct of its business requires such qualification. All of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable under Alabama, California, Delaware, Florida, Georgia, Michigan, Tennessee, French, Swedish, German and Barbados law, as applicable, and (except as otherwise described in this Section 2(a)) are owned by the Company or other Subsidiaries subject to no security interest, other encumbrance or adverse claims. No options, warrants or other rights to purchase, agreements or other obligation to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

                           (iii)    The Company has full power and authority
(corporate and otherwise) to enter into this Agreement and to perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement on the part of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by applicable laws or equitable principles and except as enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. The performance of this Agreement by the Company and the consummation by the Company of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms and


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provisions of, or constitute a default under, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiaries pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or any Subsidiary is a party or by which its properties are bound, or (ii) the certificate of incorporation or bylaws or other organizational documents of the Company or any Subsidiary or (iii) any law, order, rule, regulation, writ, injunction or decree of any court or governmental agency or body to which the Company or any Subsidiary is subject. The Company is not required to obtain or make (as the case may be) any consent, approval, authorization, order, designation or filing by or with any court or regulatory, administrative or other governmental agency or body as a requirement for the consummation by the Company of the transactions herein contemplated, except such as may be required under the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") or under state securities or blue sky ("Blue Sky") laws or under the rules and regulations of the National Association of Securities Dealers, Inc. ("NASD").

                           (iv)     There is not pending or, to the Company's
knowledge, threatened, any action, suit, claim, proceeding or investigation against the Company or its Subsidiaries or any of their respective officers or any of their respective properties, assets or rights before any court or governmental agency or body or otherwise that are required to be described in the Prospectus, or required to be filed as exhibits to the Registration Statement by the Act or the Rules and Regulations but are not described as required. There are no statutes, rules, regulations, agreements, contracts, leases or documents that are required to be described in the Prospectus, or to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations that have not been accurately described in all material respects in the Prospectus or filed as exhibits to the Registration Statement and all such statutes, rules, regulations, agreements, contracts, leases or documents are in full force and effect and, where applicable, are binding on the parties thereto.

                           (v)      All outstanding shares of capital stock of
the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right. The authorized and outstanding capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement (and such description correctly states the substance of the provisions of the instruments defining the capital stock of the Company).

                           (vi)     The Shares to be sold by the Company have
been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and nonassessable. The Shares to be sold by the Selling Securityholder are duly authorized and are duly and validly issued, fully paid and nonassessable. The Shares conform to the description thereof in the Registration Statement. Except as set forth in the Prospectus, no preemptive right, co-sale right, right of first refusal or other similar rights of securityholders exists with respect to any of the Shares or the issue and sale thereof other than those that have been expressly waived prior to the date hereof. Except as set forth in the Prospectus, no holder of securities of the Company has the right to cause the Company to register such holder's securities under the Act because of the filing of the registration statement or consummation of the transactions contemplated by this Agreement and, except as disclosed in the Prospectus, no person has the right to require registration under the Act of any


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shares of Common Stock or other securities of the Company. No further approval or authorization of any security holder, the Board of Directors or any duly appointed committee thereof or others is required for the issuance and sale or transfer of the Shares, either by the Company or the Selling Securityholder, except as may be required under the Act, the Exchange Act or under state securities or Blue Sky laws. Except as disclosed in or contemplated by the Prospectus and the financial statements of the Company, and the related notes thereto, included in the Prospectus, the Company does not have outstanding any options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock option and other plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Registration Statement accurately and fairly presents, in all material respects, the information required to be shown with respect to such plans, arrangements, options and rights. No person has the right, contractual or otherwise, to cause the Company to permit such person to underwrite the sale of any of the Shares.

                           (vii)    The Shares to be sold by the Selling
Securityholder are listed and duly admitted to trading on the Nasdaq National Market and prior to the Closing Date, the Shares to be issued and sold by the Company will be authorized for listing by the Nasdaq National Market upon official notice of issuance.

                           (viii)   Deloitte & Touche LLP (the "Accountants")
who have examined the financial statements, together with the related schedules and notes, of the Company filed with the Commission as a part of the Registration Statement, which are included in the Prospectus, are independent public accountants within the meaning of the Act and the Rules and Regulations. The financial statements of the Company, together with the related schedules and notes, forming part of the Registration Statement and the Prospectus, comply with the requirements of the Act and the Rules and Regulations and fairly present the financial position and the results of operations of the Company at the respective dates and for the respective periods to which they apply. All financial statements, together with the related schedules and notes, filed with the Commission as part of the Registration Statement have been prepared in accordance with generally accepted accounting principles as in effect in the United States consistently applied throughout the periods involved except as may be otherwise stated in the Registration Statement. The selected and summary financial and statistical data included in the Registration Statement present fairly the information shown therein and have been compiled on a basis consistent with the financial statements presented therein. No other financial statements or schedules are required by the Act or the Rules and Regulations to be included in the Registration Statement.

                           (ix)     Subsequent to the respective dates as of
which information is given in the Registration Statement and the Prospectus, there has not been (i) any material adverse change, or any development which, in the Company's reasonable judgment, may be expected to involve a material adverse change, in the business, properties or assets described or referred to in the Registration Statement, or the results of operations, condition (financial or otherwise), business or operations of the Company and its Subsidiaries taken as a whole, (ii) any transaction which is material to the Company or its Subsidiaries, except transactions in the ordinary course of business, (iii) any obligation, direct or contingent, which is material to the Company and its Subsidiaries taken as a whole, incurred by the Company or its Subsidiaries, except obligations incurred in the ordinary course of business, (iv) any change in the capital stock or outstanding indebtedness of the Company or its Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company. Neither the Company nor its


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Subsidiaries has any material contingent obligation which is not disclosed in the Registration Statement.

                           (x)      Except as set forth in the Prospectus (i)
the Company and each Subsidiary have good and marketable title to all material properties (real and personal) and assets described in the Prospectus as owned by them, free and clear of any pledge, lien, security interest, charge, encumbrance, claim, equitable interest, or restriction, (ii) the agreements to which the Company or any Subsidiary is a party described in the Prospectus are valid agreements, enforceable against the Company or such Subsidiary in accordance with their terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles, and, to the Company's knowledge, the other contracting party or parties thereto are not in material breach or default under any of such agreements and (iii) the Company and each Subsidiary have valid and enforceable leases for the properties described in the Prospectus as leased by it, and such leases conform in all material respects to the description thereof, if any, set forth in the Registration Statement.

                           (xi)     The Company and each Subsidiary now hold and
at the Closing Date and any later Option Closing Date, as the case may be, will hold, all licenses, certificates, approvals and permits from all state, United States, foreign and other regulatory authorities, including but not limited to the United States Food and Drug Administration (the "FDA") and any foreign regulatory authorities performing functions similar to those performed by the FDA, that are material to the conduct of the business of the Company (as such business is currently conducted), or are necessary to own their respective properties, except for such licenses, certificates, approvals and permits the failure of which to hold would not have a Material Adverse Effect, all of which are valid and in full force and effect, and there is no proceeding pending or, to the knowledge of the Company, threatened which may cause any such license, certificate, approval or permit to be withdrawn, cancelled, suspended or not renewed or may result in any other material impairment of the rights of the holder of any such licenses, certificates, approvals and permits, subject to such qualifications as may be set forth in the Prospectus. Except as described in the Prospectus, none of such licenses, certificates, approvals and permits contains any restriction that is materially burdensome to the Company or the Subsidiaries. Neither the Company nor any Subsidiary is in violation of its certificate of incorporation or bylaws or other organization documents, or in default in any material respect in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, joint venture or other material agreement or instrument to which it is a party or by which it or any of its properties are bound, and no event has occurred, and no condition or state of fact exists of which any of the Company or the Subsidiaries is aware, which, with the passage of time or the giving of notice, or both, would constitute such a default, or in violation of any law, order, rule, regulation, writ, injunction or decree of any court or governmental agency or body having jurisdiction over it, including, but not limited to, the FDA. All of the descriptions in the Registration Statement and Prospectus of the legal and governmental proceedings by or before the FDA or any foreign, state or local government body exercising comparable authority are true, complete and accurate in all material respects.

                           (xii)    The Company and each Subsidiary have filed
on a timely basis all necessary federal, state and foreign income, franchise and other tax returns and has paid all taxes shown thereon as due, or has obtained extensions therefor, and the Company has no knowledge of any tax deficiency which has been or might be asserted against the Company or any


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Subsidiary. All material tax liabilities are adequately provided for within the financial statements of the Company.

                           (xiii)   The Company and its Subsidiaries maintain
the insurance described in the Prospectus and other insurance of the types and in the amounts adequate for their business and consistent with insurance coverage maintained by similar companies in similar businesses.

                           (xiv)    Neither the Company nor its Subsidiaries are
involved in any labor dispute or disturbance nor, to the knowledge of the Company, is any such dispute or disturbance threatened.

                           (xv)     Except as described in the Prospectus, the
Company and each Subsidiary own or possess adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets, know-how, franchises, and other material intangible property and assets (collectively, "Intellectual Property") described in the Prospectus as being owned by them or, to the best of their knowledge, necessary to the conduct of their businesses as conducted and as proposed to be conducted as described in the Prospectus. The Company has no knowledge of any facts which would preclude it from having rights to its patent applications referenced in the Prospectus. The Company has no knowledge that it or any Subsidiary lacks or will be unable to obtain any rights or licenses to use any of the Intellectual Property necessary to conduct the business now conducted or proposed to be conducted by it as described in the Prospectus, except as described in the Prospectus. The Company has not received any notice of infringement or of conflict with rights or claims of others with respect to any Intellectual Property. The Company is not aware of any patents of others which are infringed upon by potential products or processes referred to in the Prospectus in such a manner as to materially and adversely affect the Company and its Subsidiaries taken as a whole, except as described in the Prospectus.

                           (xvi)    The statements in the Registration Statement
and the Prospectus under the captions "Risk Factors -- Any breakdown in the protection of our proprietary technology, or any determination that our proprietary technology infringes the right of others, could materially affect our business" and "Business -- Patents, Proprietary Rights and Trademarks" and other references therein (including but not limited to the Exhibits listed or incorporated by reference therein), to patent, trademark and licensing matters ("Intellectual Property Rights"), and insofar as such statements pertain to Intellectual Property Rights, accurately and fairly present the information referred to therein;

                           (xvii)   Except as disclosed in the Registration
Statement and Prospectus (inclusive of the Exhibits listed or incorporated by reference therein), the Company has no knowledge of any (A) rights of third parties to any of the Intellectual Property Rights described in the Prospectus as being owned or licensed by the Company, except as described in the applicable licensing agreement(s) in the case of licensed technology; (B) pending or threatened actions, suits, proceedings or claims by others challenging the Company's rights in or to any such Intellectual Property Rights; and (C) pending or threatened actions, suits, proceedings or claims by others that the Company is infringing or otherwise violating any Intellectual Property Rights of others;

                           (xviii)  There are no facts or circumstances known to
the Company, which, if asserted in a lawsuit, likely will render any patents of the Intellectual Property Rights


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invalid or unenforceable or result in the cancellation of any registered trademark of the Intellectual Property Rights.

                           (xix)    Neither the Company nor the Subsidiaries
are, nor will the Company or the Subsidiaries become, upon sale of the Shares to be issued and sold in accordance herewith and upon application of the net proceeds to the Company from such sale as described in the Prospectus under the caption "Use of Proceeds," an "investment company" or a person "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                           (xx)     Neither the Company nor any of its
Subsidiaries has incurred any liability for a fee, commission, or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement other than the underwriting discounts and commissions contemplated hereby.

                           (xxi)    The Company and each of its Subsidiaries is
(i) in compliance with any and all applicable United States, state and local environmental laws, rules, regulations, treaties, statutes and codes promulgated by any and all governmental authorities relating to the protection of human health and safety, the environment or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business as currently conducted, and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permit licenses or other approvals would not, individually or in the aggregate, have a Material Adverse Effect. No action, proceeding, revocation proceeding, writ, injunction or claim is pending or threatened relating to the Environmental Laws or to the Company's or its Subsidiaries' activities involving Hazardous Materials. "Hazardous Materials" means any material or substance (i) that is prohibited or regulated by any environmental law, rule, regulation, order, treaty, statute or code promulgated by any governmental authority, or any amendment or modification thereto, or (ii) that has been designated or regulated by any governmental authority as radioactive, toxic, hazardous or otherwise a danger to health, reproduction or the environment.

                           (xxii)   Neither the Company nor any of its
Subsidiaries has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any foreign, United States or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States.

                           (xxiii)  The Common  Stock is  registered  pursuant
to Section 12(g) of the Exchange Act. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the Commission or the Nasdaq National Market is contemplating terminating such registration or listing.

                           (xxiv)   Neither the Company nor the Selling
Securityholder nor, to either of their knowledge, any of the Company's officers, directors or affiliates has taken, and at the Closing Date and at any later Option Closing Date, neither the Company nor the Selling Securityholder nor, to either of their knowledge, any of the Company's officers, directors or


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affiliates will have taken, directly or indirectly, any action which has constituted, or might reasonably be expected to constitute, the stabilization or manipulation of the price of sale or resale of the Shares.

                           (xxv)    The Company has timely and properly filed
with the Commission all reports and other documents required to have been filed by it with the Commission pursuant to the Act and the Rules and Regulations. True and complete copies of all such reports and other documents have been delivered to you.

                           (xxvi)   The Company has not distributed and, prior
to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Prospectus or other materials, if any, permitted by the Act.

                           (xxvii)  The Company maintains a system of internal
accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                           (xxviii) Neither the Company nor any of the
Subsidiaries nor, to the Company's knowledge, any employee or agent of the Company or the Subsidiaries has made any payment of funds of the Company or the Subsidiaries or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

                           (xxix)   The Company has complied and will continue
to comply with all provisions of Florida Statutes ss.517.075 and the regulations thereunder relating to issuers doing business with Cuba.

                           (xxx)    Each "employee benefit plan," within the
meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), maintained or contributed to by the Company (the "Plans") is in material compliance with the applicable provisions of ERISA and the Internal Revenue Code of 1986, as amended (the "Code"). With respect to the Plans, and any other employee benefit plan as to which the Company is considered a "party in interest" under ERISA or the Code, the Company does not have any liability under ERISA or the Code, nor does the Company expect that any such liability will be incurred, that could, singly or in the aggregate, have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations, of the Company and its Subsidiaries taken as a whole.

                  (b) The Selling Securityholder hereby represents and warrants as follows:



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                           (i)      The Selling Securityholder now has or has
the right to acquire, and on the Closing Date or any Option Closing Date will have, good and marketable title to all of the Shares to be sold by the Selling Securityholder hereunder, free and clear of all liens, encumbrances, security interests and claims whatsoever, with full right and authority, and any approval required by law, to deliver the same hereunder, subject, to the rights of MiniMed Inc., as Custodian (herein called the Custodian), pursuant to the Custody Agreement dated June __, 1999, between the Custodian and the Selling Securityholder (the "Custody Agreement"), and that upon the delivery of and payment for such Shares hereunder, the several Underwriters will receive good and marketable title thereto, free and clear of all liens, encumbrances, security interests and claims whatsoever.

                           (ii)     Certificates in negotiable form for the
Shares to be sold by the Selling Securityholder have been placed in custody under the Custody Agreement for delivery under this Agreement with the Custodian; the Selling Securityholder specifically agrees that the Shares represented by the certificates so held in custody for the Selling Securityholder are subject to the interests of the several Underwriters described in such Custody Agreement, that the arrangements made by the Selling Securityholder for such custody, including the Power of Attorney provided for in such Custody Agreement, are, to the extent described in such Custody Agreement irrevocable, and that the obligations of the Selling Securityholder shall not be terminated by any act of the Selling Securityholder or by operation of law, whether by the death or incapacity of the Selling Securityholder or the occurrence of any other event; if any such death, incapacity, dissolution, liquidation or other such event should occur before the delivery of such Shares hereunder, certificates for such Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, incapacity, dissolution, liquidation or other event had not occurred, regardless of whether the Custodian shall have received notice of such death, incapacity, dissolution, liquidation or other event.

                           (iii)    The Selling Securityholder has reviewed the
Registration Statement and Prospectus and (i) insofar as they relate to the Selling Securityholder, neither the Registration Statement nor the Prospectus contains, nor will contain, an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and (ii) the Selling Securityholder does not have any actual knowledge that would lead the Selling Securityholder to believe that (A) on the Effective Date, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or
(B) on the Effective Date the Prospectus contained and, on the Closing Date and the Option Closing Date, contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (iv)     The Selling Securityholder has the requisite
power and authority to enter into this Agreement and the Custody Agreement. This Agreement and the Custody Agreement have each been duly and validly authorized, executed and delivered by or on behalf of the Selling Securityholder and are valid and binding agreements of the Selling Securityholder, enforceable against the Selling Securityholder in accordance with their respective terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the Selling Securityholder's obligations hereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

                           (v)      Neither the execution and delivery of this
Agreement or the Custody Agreement by or on behalf of the Selling Securityholder nor the consummation of the transactions herein or therein contemplated by or on behalf of the Selling Securityholder requires any consent, approval, authorization or order of, or filing or registration with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required under the Act or such as may be required under state securities or Blue Sky laws governing the purchase and distribution of the Shares) or conflicts or will conflict with or constitutes or will constitute a breach of, or default under, or violates or will violate, any agreement, indenture or other instrument to which the Selling Securityholder is a party or by which the Selling Securityholder is or may be bound or to which any of the Selling Securityholder's property or assets is subject, or any statute, law, rule, regulation, ruling, judgment, injunction, order or decree applicable to the Selling Securityholder or to any property or assets of the Selling Securityholder.

                           (vi)     The representations and warranties of the
Selling Securityholder in the Custody Agreement are, and on the Closing Date and any Option Closing Date will be, true and correct.

                           (vii)    The Selling Securityholder has not taken,
directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares, except for the lock-up arrangements described in the Prospectus.

         3.       PURCHASE OF THE SHARES BY THE UNDERWRITERS.

                  (a) On the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell 2,000,000 shares of the Firm Shares to the several Underwriters, the Selling Securityholder agrees to sell 250,000 shares of the Firm Shares to the several Underwriters, and each of the Underwriters agrees to purchase from the Company and the Selling Securityholder the respective aggregate number of Firm Shares set forth opposite its name on Schedule A, plus such additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to Section 3(b) hereof. The price at which such Firm Shares shall be sold by the Company and purchased by the several Underwriters shall be $______ per share. The obligation of each Underwriter to the Company and the Selling Securityholder shall be to purchase from the Company and the Selling Securityholder that number of the Firm Shares which represents the same proportion of the total number of the Firm Shares to be sold by each of the Company and the Selling Securityholder pursuant to this Agreement as the number of the Firm Shares set forth opposite the name of such Underwriter in Schedule A hereto represents of the total number of the Firm Shares to be purchased by all Underwriters pursuant to this Agreement, as adjusted by you in such manner as you deem advisable to avoid fractional shares. In making this Agreement, each Underwriter is contracting severally and not jointly; except as provided in paragraphs (b) and (c) of this Section 3, the agreement of each Underwriter is to purchase only the respective number of Firm Shares specified on Schedule A.

                  (b) If for any reason one or more of the Underwriters shall fail or refuse (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 11 hereof) to purchase and pay for the number of Shares agreed to be purchased by such Underwriter or Underwriters, the Company or the Selling Securityholder shall immediately give notice thereof to you and the non-defaulting Underwriters shall have the right within twenty-four (24) hours after such default to purchase, or procure one or more other Underwriters to purchase, in such proportions as may be agreed upon between you and upon the terms herein set forth, all or any part of the Shares which such defaulting Underwriter or Underwriters agreed to purchase. If the non-defaulting Underwriters fail so to make such arrangements with respect to all such Shares, the number of Shares which each non-defaulting Underwriter is otherwise obligated to purchase under this Agreement shall be automatically increased on a pro rata basis (as adjusted by you in such manner as you deem advisable to avoid fractional shares) to absorb the remaining Shares which the defaulting Underwriter or Underwriters agreed to purchase; provided, however, that the non-defaulting Underwriters shall not be obligated to purchase the Shares which the defaulting Underwriter or Underwriters agreed to purchase if the aggregate number of such Shares exceeds 10% of the total number of Shares which all Underwriters agreed to purchase hereunder. If the total number of Shares which the defaulting Underwriter or Underwriters agreed to purchase shall not be purchased or absorbed in accordance with the two preceding sentences, the Company and the Selling Securityholder shall have the right, within twenty-four
(24) hours next succeeding the 24-hour period referred to above, to make arrangements with other underwriters or purchasers reasonably satisfactory to you for purchase of such Shares on the terms herein set forth. In any such case, either you or the Company and the Selling Securityholder shall have the right to postpone the Closing Date determined as provided in Section 5 hereof for not more than seven business days after the date originally fixed as the Closing Date pursuant to said Section 5 in order that any necessary changes in the Registration Statement, the Prospectus or any other documents or arrangements may be made. If the aggregate number of Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company and the Selling Securityholder shall make arrangements within the 24-hour periods stated above for the purchase of all the Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall be terminated without further act or deed and without any liability on the part of the Company or the Selling Securityholder to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company or the Selling Securityholder. Nothing in this paragraph (b), and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                  (c) On the basis of the representations, warranties and covenants herein contained, and subject to the terms and conditions herein set forth, the Company and the Selling Securityholder grant an option to the several Underwriters to purchase all or any portion of the Option Shares at the same price per share as the Underwriters shall pay for the Firm Shares. The maximum number of the Option Shares which each of the Company and Selling Securityholder agree to sell upon the exercise of such option is set forth opposite their respective names in Schedule C hereto. Said option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of this Agreement upon written or telegraphic notice by you to the Company setting forth the aggregate number of the Option Shares as to which the several Underwriters are exercising the option. If the Underwriters elect to purchase less than all of the Option Shares, the Underwriters shall purchase Option Shares from the Company and the Selling Securityholder pro rata based on the number of Firm Shares being sold by each. Delivery of certificates for the Option Shares, and payment therefor, shall be made as provided in Section 5 hereof. Each Underwriter will purchase such percentage of the Option Shares as is equal to the percentage of Firm Shares that such Underwriter is purchasing, the exact number of shares to be adjusted by you in such manner as you deem advisable to avoid fractional shares.

         4.       OFFERING BY UNDERWRITERS.

                  (a) The terms of the initial public offering of the Shares by the Underwriters shall be as set forth in the Prospectus. The Underwriters may from time to time change the public offering price after the closing of the initial public offering and increase or decrease the concessions and discounts to dealers as they may determine.

                  (b) You represent and warrant that (i) the information set forth in the last paragraph on the front cover page and the third paragraph under the caption "Underwriting" in the Registration Statement, any Preliminary Prospectus and the Prospectus relating to the Shares (insofar as such information relates to the Underwriters) constitutes the only information furnished by the Underwriters to the Company for inclusion in the Registration Statement, any Preliminary Prospectus, and the Prospectus, and that the statements made therein are correct and do not omit to state any material fact required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made not misleading, and
(ii) the Underwriters have not distributed and will not distribute prior to the Closing Date or on any Option Closing Date, as the case may be, any of offering material in connection with the offering and sale of the shares other than the Preliminary Prospectus, the Prospectus, the Registration Statement and other materials permitted by the Act.

         5.       DELIVERY OF AND PAYMENT FOR THE SHARES.

                  (a) Delivery of certificates for the Firm Shares and the Option Shares (if the option granted pursuant to Section 3(c) hereof shall have been exercised not later than 1:00 p.m., New York City time, on the date at least two business days preceding the Closing Date), and payment therefor, shall be made at the office of Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, NY 10019 at 9:00 a.m., New York City time, on the third business day after the date of this Agreement, or at such time on such other day, not later than seven full business days after such third business day, as shall be agreed upon in writing by the Company, the Selling Securityholder and you (the "Closing Date").

                  (b) If the option granted pursuant to Section 3(c) hereof shall be exercised after 1:00 p.m., New York City time, on or before the 30th day after the date of this Agreement, delivery of certificates for the Option Shares, and payment therefor, shall be made at the office of Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, NY 10019 at 9:00 a.m., New York City time, on the third business day after the exercise of such option.

                  (c) Payment for the Shares purchased from the Company shall be made to the Company or its order and payment for the Shares purchased from the Selling Securityholder shall be made to the Custodian, for the account of the Selling Securityholder, in each case in immediately available funds. Such payment shall be made upon delivery of certificates for the Shares to you for the respective accounts of the several Underwriters against receipt therefor signed by you. Certificates for the Shares to be delivered to you shall be registered in such name or names and shall be in such denominations as you may request at least three business days before the Closing Date, in the case of Firm Shares, and at least two business days prior to the

Option Closing Date, in the case of the Option Shares. Such certificates will be made available to the Underwriters for inspection, checking and packaging at a location in New York, New York, designated by the Underwriters not less than one full business day prior to the Closing Date or, in the case of the Option Shares, by 3:00 p.m., New York time, on the business day preceding the Option Closing Date.

                  It is understood that each of you may (but shall not be obligated to) make payment to the Company and the Selling Securityholder for shares to be purchased by any Underwriter whose check shall not have been received by you on the Closing Date or any later Option Closing Date. Any such payment by you shall not relieve such Underwriter from any of its obligations hereunder.

         6.       FURTHER AGREEMENTS OF THE COMPANY AND THE SELLING
SECURITYHOLDER.

                  (a)      The Company covenants and agrees as follows:

                           (i)      The Company will use its best efforts to
cause the Registration Statement and any amendment thereof, if not effective at the time and date that this Agreement is executed and delivered by the parties hereto, to become effective as promptly as possible; it will notify you, promptly after it shall receive notice thereof, of the time when the Registration Statement or any subsequent amendment to the Registration Statement has become effective or any supplement to the Prospectus has been filed. If the Company omitted information from the Registration Statement at the time it was originally declared effective in reliance upon Rule 430A(a), the Company will provide evidence satisfactory to you that the Prospectus contains such information and has been filed, within the time period prescribed, with the Commission pursuant to subparagraph (1) or (4) of Rule 424(b) of the Rules and Regulations or as part of a post-effective amendment to such Registration Statement as originally declared effective which is declared effective by the Commission. If for any reason the filing of the final form of Prospectus is required under Rule 424(b)(3) of the Rules and Regulations, it will provide evidence satisfactory to you that the Prospectus contains such information and has been filed with the Commission within the time period prescribed. The Company will notify you promptly of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information. Promptly upon your request, it will prepare and file with the Commission any amendments or supplements to the Registration Statement or Prospectus which, in the reasonable opinion of counsel to the several Underwriters ("Underwriters' Counsel"), may be necessary or advisable in connection with the distribution of the Shares by the Underwriters. The Company will promptly prepare and file with the Commission, and promptly notify you of the filing of, any amendments or supplements to the Registration Statement or Prospectus which may be necessary to correct any statements or omissions, if, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event shall have occurred as a result of which the Prospectus or any other prospectus relating to the Shares as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In case any Underwriter is required to deliver a prospectus within the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Shares, the Company will prepare promptly upon request, but at the expense of such Underwriter, such amendment or amendments to the Registration Statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of
Section 10(a)(3) of the Act. The Company will file no amendment or supplement to the Registration Statement or Prospectus that shall not previously have been submitted to you a reasonable time prior to the proposed filing thereof or to which you shall reasonably object in writing or which is not in compliance with the Act and Rules and Regulations or the provisions of this Agreement.

                           (ii)     The Company will advise you, promptly after
it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the initiation or threat of any proceeding for that purpose; and the Company and the Selling Securityholder will promptly use their best efforts to prevent the issuance of any such stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

                           (iii)    The Company will cooperate with you in
endeavoring to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may designate and to continue such qualifications in effect for so long as may be required for purposes of the distribution of the Shares, except that the Company shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation, or to execute a general consent to service of process in any jurisdiction, or to make any undertaking with respect to the conduct of its business. In each jurisdiction in which the Shares shall have been qualified, the Company will make and file such statements, reports and other documents in each year as are or may be reasonably required by the laws of such jurisdictions so as to continue such qualifications in effect for so long a period as you may reasonably request for distribution of the Shares, or as otherwise may be required by law.

                           (iv)     The Company will furnish to you, as soon as
available, copies of the Registration Statement (three of which will be signed and which will include all financial statements and exhibits), each Preliminary Prospectus, the Prospectus and any amendments or supplements to such documents, including any prospectus prepared to permit compliance with Section 10(a)(3) of the Act, all in such quantities as you may from time to time reasonably request. The Company consents to the use, in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by all dealers to whom Shares may be sold, prior to the date of the Prospectus, of each Preliminary Prospectus so furnished by the Company.

                           (v)      The Company will make generally available to
its stockholders as soon as practicable an earnings statement (which will be in reasonable detail but need not be audited) complying with the provisions of
Section 11(a) of the Act and Rule 158 of the Rules and Regulations and covering a 12-month period beginning after the effective date of the Registration Statement and ending not later than 15 months thereafter, and will advise you in writing when such statement has been made available.

                           (vi)     During a period of five years after the date
hereof, the Company, as soon as practicable after the end of each respective period, will furnish to its stockholders annual reports (including financial statements audited by independent certified public accountants) and will, upon request, furnish to you and the other several Underwriters hereunder (A) concurrently with making such reports available to its stockholders, statements of operations of the Company for each of the first three quarters in the form made available to the Company's stockholders; (B) concurrently with the furnishing thereof to its stockholders, a balance sheet of the Company as of the end of such fiscal year, together with statements of operations, of stockholders' equity and of cash flow of the Company for such fiscal year, accompanied by a copy of the certificate or report thereon of nationally recognized independent certified public accountants; (C) concurrently with the furnishing of such reports to its stockholders, copies of all reports (financial or other) mailed to stockholders; (D) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission (except for documents for which confidential treatment is requested); and (E) every material press release and every material news item or article in respect of the Company or its affairs which was generally released to stockholders or prepared for general release by the Company. During such five-year period, if the Company shall have any active Subsidiaries, the foregoing financial statements shall be on a consolidated basis to the extent that the accounts of the Company are consolidated with any Subsidiaries, and shall be accompanied by similar financial statements for any significant Subsidiary that is not so consolidated.

                           (vii)    Prior to or simultaneously with the
execution and delivery of this Agreement, the Company will obtain agreement from each beneficial owner of the Company's Common Stock listed on Schedule D to this Agreement, from each of its current executive officers and directors, and from certain other stockholders, providing that such person will not, for a period of 90 days (60 days in the case of Medtronic Asset Management, Inc.) after the date of the Prospectus, without the prior written consent of Warburg Dillon Read LLC, directly or indirectly, offer to sell, sell, contract to sell, grant any option to purchase, or otherwise dispose of, any shares of Common Stock beneficially owned as of the date such lockup agreement is executed (including, without limitation, shares of Common Stock which may be deemed to be beneficially owned in accordance with the Rules and Regulations and shares of Common Stock which may be issued upon exercise of a stock option or warrant) or any securities convertible into or exercisable or exchangeable for such Common Stock except,
(A) by operation of law or (B) pursuant to a bona fide gift to any person or other entity which agrees in writing to be bound by this restriction. Each such person or entity shall also agree and consent to the entry of stop transfer instructions with the Company's transfer agent against the transfer of shares of Common Stock held by such person or entity, except in compliance with the foregoing restriction.

                           (viii)   The Company shall not, during the 90 days
following the effective date of the Registration Statement, except with your prior written consent and except as requested by Medtronic Asset Management, Inc., file a registration statement covering any of its shares of capital stock, except that one or more registration statements on Form S-8 may be filed at any time following the effective date of the Registration Statement.

                           (ix)     The Company shall not, during the 90 days
following the effective date of the Registration Statement, except with your prior written consent, issue, sell, offer or agree to sell, grant, distribute or otherwise dispose of, directly or indirectly, any shares of Common Stock, or any options, rights or warrants with respect to shares of Common Stock, or any securities convertible into or exchangeable for Common Stock, other than (i) the sale of Shares hereunder, (ii) the grant of options or the issuance of shares of Common Stock under the Company's stock option plans or stock purchase plan, as the case may be, existing on the date hereof, and (iii) the issuance of shares of Common Stock upon exercise of the currently outstanding options or warrants described in the Registration Statement.

                           (x)      The Company will apply the net proceeds from
the sale of the Shares being sold by it in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

                           (xi)     The Company will maintain a Transfer Agent
and, if necessary under the jurisdiction of incorporation of the Company, a Registrar (which may be the same entity as the Transfer Agent) for its Common Stock.

                           (xii)    For so long as the Company remains subject
to the reporting requirements of the Exchange Act, the Company will use its best efforts to maintain listing of its shares of Common Stock on the Nasdaq National Market or other national securities exchange.

                           (xiii)   The Company is familiar with the Investment
Company Act of 1940, as amended, and the rules and regulations thereunder, and has in the past conducted its affairs, and will, for so long as the Company remains subject to the reporting requirements of the Exchange Act, conduct its affairs, in such a manner so as to ensure that the Company was not and will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                           (xiv)    If at any time during the 90-day period
after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your reasonable opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above consult with you in good faith regarding the necessity of disseminating a press release or other public statement responding to or commenting on such rumor, publication or event and, if the Company in its reasonable judgment determines that such a press release or other public statement is appropriate, the substance of any press release or other public statement.

                           (xv)     The Company consents to the use, in
accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by all dealers to whom Shares may be sold, prior to the date of the Prospectus, of each Preliminary Prospectus so furnished by the Company.

                           (xvi)    As soon after the execution and delivery of
this Agreement as possible and thereafter from time to time for such period as in the opinion of counsel for the Underwriters a prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer, the Company will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may request. The Company consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer.

                           (xvii)   Except as stated in this Agreement and in
the Preliminary Prospectus and Prospectus, the Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

                           (xviii)  The Company will use its best efforts to
have the Shares listed for quotation on the Nasdaq National Market concurrently with the effectiveness of the registration statement.

                  (b) The Selling Securityholder agrees with the several Underwriters as follows:

                           (i)      The Selling Securityholder will cooperate to
the extent necessary to cause the registration statement or any post-effective amendment thereto to become effective at the earliest possible time and will do or perform all things required to be done or performed by the Selling Securityholder prior to the Closing Date or any Option Closing Date, as the case may be, to satisfy all conditions precedent to the delivery of the Shares being sold by the Selling Securityholder pursuant to this Agreement.

                           (ii)     The Selling Securityholder will pay all
federal and other taxes, if any, on the transfer or sale of the Shares being sold by the Selling Securityholder to the Underwriters.

                           (iii)    The Selling Securityholder will not sell,
offer to sell, contract to sell or otherwise transfer or dispose of any Common Stock (or any securities convertible into or exercisable or exchangeable for Common Stock), or grant any options or warrants to purchase Common Stock, except for the sale of Shares to the Underwriters pursuant to this Agreement, for a period of 90 days after the date of the Prospectus, without the prior written consent of Warburg Dillon Read LLC.

                           (iv)     Except as stated in this Agreement and in
the Preliminary Prospectus and Prospectus, the Selling Securityholder has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.


         7.       EXPENSES.

                  The Company agrees with each Underwriter that:

                  (a) The Company will pay and bear all costs, fees and expenses in connection with the preparation, printing and filing of the Registration Statement (including financial statements, schedules and exhibits), Preliminary Prospectuses and the Prospectus and any amendments or supplements thereto; the printing or reproduction of this Agreement, the Preliminary Blue Sky Memoranda and any Supplemental Blue Sky Memoranda and any instruments related to any of the foregoing; the issuance and delivery of the Shares hereunder to the several Underwriters, including transfer taxes, if any; the cost of all stock certificates representing the Shares and Transfer Agents' and Registrars' fees; the fees and disbursements of corporate, patent and regulatory counsel (including local and special counsel) for the Company; all fees and other charges of the Company's independent public accountants; the cost of printing (or reproduction) and furnishing to the several Underwriters copies of the Registration Statement (including appropriate exhibits), Preliminary Prospectuses and the Prospectus, and any amendments or supplements to any of the foregoing (including postage, air freight charges and charges for counting and packaging) as may be reasonably requested in connection with the offering; and of the Shares; NASD filing fees and expenses incident to securing any required review and the cost of qualifying the Shares under the laws of such jurisdictions within the United States as you may designate (including filing fees and reasonable fees and disbursements of Underwriters' Counsel in connection with such NASD filings, Blue Sky qualifications and delivery of any preliminary or supplemental Blue Sky memoranda); listing application fees of the Nasdaq National Market; the registration of the Common Stock under the Exchange Act, as amended; the transportation and other expenses incurred by or on behalf of representatives of the Company in connection with presentations to prospective purchasers of the Shares; and all other expenses directly incurred by the Company or the Selling Securityholder in connection with the performance of their obligations hereunder. The Selling Securityholder will pay any transfer taxes incident to the transfer to the Underwriters of the Shares being sold by the Selling Securityholder.

                  (b) If the transactions contemplated hereby are not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed hereunder or to fulfill any condition of the Underwriters' obligations hereunder, the Company will, in addition to paying the expenses described in clause (a) above, reimburse the several Underwriters for all out-of-pocket expenses (including reasonable fees and disbursements of Underwriters' Counsel) incurred by the Underwriters in reviewing the Registration Statement and the Prospectus and in otherwise investigating, preparing to market or marketing the Shares. The Company will not in any event be liable to any of the several Underwriters for any loss of anticipated profits from the sale by them of the Shares.

                  (c) The provisions of paragraphs (a) and (b) of this Section are intended to relieve the Underwriters from the payment of the expenses and costs which the Company hereby agrees to pay and shall not affect any agreement which the Company and the Selling Securityholder make, or may have made, for the sharing of any such expenses and costs.

         8.       CONDITIONS OF UNDERWRITERS' OBLIGATIONS.

                  The obligations of the several Underwriters to purchase and pay for the Shares, as provided herein, shall be subject to the accuracy, as of the date hereof and the Closing Date and any later Option Closing Date, as the case may be, of the representations and warranties of the Company and the Selling Securityholder herein, to the performance by the Company and the Selling Securityholder of their obligations hereunder and to the following additional conditions:

                  (a) The Registration Statement shall have become effective not later than 9:00 a.m., New York City time, on the date following the date of this Agreement, or such later time or date as shall be consented to in writing by you. If the filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b) and Rule 430A of the Rules and Regulations, the Prospectus shall have been filed in the manner and within the time period required by Rule 424(b) and Rule 430A of the Rules and Regulations. No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company, the Selling Securityholder or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of Underwriters' Counsel.

                  (b) All corporate proceedings and other legal matters in connection with this Agreement, the form of Registration Statement and the Prospectus, and the registration, authorization, issue, sale and delivery of the Shares shall have been reasonably satisfactory to Underwriters' Counsel, and such counsel shall have been furnished with such papers and information as they may reasonably have requested to enable them to pass upon the matters referred to in this subsection.

                  (c) You shall have received on the Closing Date and on any later Option Closing Date, as the case may be, an opinion of Gibson, Dunn & Crutcher LLP, counsel for the Company, dated such date and addressed to you, as the Underwriters, to the effect that:

                           (i)      The Company is a corporation duly organized,
validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto), and is duly registered and qualified to conduct its business and is in good standing in each state of the United States where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify does not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiary taken as a whole;

                           (ii)     The authorized and outstanding capital stock
of the Company is as set forth under the caption "Capitalization" in the Prospectus; and the authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof incorporated by reference into the Registration Statement;

                           (iii)    All the shares of capital stock of the
Company outstanding prior to the issuance of the Shares to be issued and sold by the Company hereunder have been duly authorized and validly issued, are fully paid and nonassessable;

                           (iv)     The Shares to be issued and sold to the
Underwriters by the Company hereunder have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any (A) preemptive rights or (B) to the best knowledge of such counsel after reasonable inquiry, similar rights that entitle or will entitle any person to acquire any Shares of capital stock of the Company upon the issuance thereof by the Company;

                           (v)      The form of certificates for the Shares
conforms to the requirements of the Delaware General Corporation Law;

                           (vi)     The Registration Statement and all
post-effective amendments, if any, have become effective under the Act and, to the best knowledge of such counsel after reasonable inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before or contemplated by the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) has been made in accordance with Rule 424(b);

                           (vii)    The Company has the corporate power and
authority to enter into this Agreement and to issue, sell and deliver the Shares to the Underwriters as provided herein, and this Agreement has been duly authorized, executed and delivered by the Company;

                           (viii)   To the best knowledge of such counsel, the
Company is not in violation of its certificate of incorporation or by-laws, or other organizational documents and is not in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness, except as may be disclosed in the Prospectus;

                           (ix)     Neither the offer, sale or delivery of the
Shares, nor the execution, delivery or performance of this Agreement, nor compliance by the Company with the provisions hereof, nor consummation by the Company of the transactions contemplated hereby conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate of incorporation or by-laws of the Company or any agreement, indenture, lease or other instrument to which the Company is a party or by which it or any of its properties is bound that is made an exhibit to the Registration Statement or is known to such counsel after reasonable inquiry, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, nor will any such action result in any violation of any existing law, regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws), judgment, injunction, order or decree known to such counsel after reasonable inquiry, and applicable to the Company or any of its properties;

                           (x)      No consent, approval, authorization or other
order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of the Company (except as have been obtained under the Act or such as may be required under state securities or Blue Sky laws governing the purchase and distribution of the Shares) for the valid issuance and sale of the Shares to the Underwriters as contemplated by this Agreement;

                           (xi)     The Registration Statement and the
Prospectus and any supplements or amendments thereto (except for the financial statements and notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Act;

                           (xii)    To the best knowledge of such counsel after
reasonable inquiry, (A) other than as described or contemplated in the Prospectus (or any supplement thereto), there are no legal or governmental proceedings pending or threatened against the Company, or to which the Company, or any of its properties, is subject, which are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) that are not so described and (B) there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement that are not described or filed as required, as the case may be;

                           (xiii)   The statements in the Prospectus in the
eighth and ninth paragraphs under the caption "Our Business," the last three sentences under the caption of "Risk Factors -- Our ability to maintain our competitive position depends upon our ability to attract and retain highly qualified managerial, technical, manufacturing, regulatory, and sales and marketing personnel," "Risk Factors -- We have adopted a number of anti-takeover measures which could inhibit any change in control of our company and prevent a stockholder from receiving a favorable price for his or her shares," the first three paragraphs under the caption "Business -- Legal Proceedings," under the captions "Recent Developments," "Business -- Products -- Cancer," "Business --Marketing and Sales -- Agreement with Miss Americam Nicole Johnson," "Business -- Product Liability and Warranties," "Business --Properties," "Management -- Change of Control Agreements" and under the caption "Management - Corporation Committee Interlocks and Insider Participations," insofar as they are descriptions or specifically referred to contracts, agreements or other legal documents, or insofar as they specifically refer to statutes, regulations and legal or governmental proceedings, are accurate in all material respects;

                           (xiv)    Except as described in the Prospectus, such
counsel does not know of any outstanding option, warrant or other right calling for the issuance of, and such counsel does not know of any commitment, plan or arrangement to issue, any shares of capital stock of the Company or any securities convertible into or exchangeable or exercisable for capital stock of the Company; and except as described in the Prospectus, such counsel does not know of any holder of any security of the Company or any other person who has the right, contractual or otherwise, to cause the Company to sell or otherwise issue to them, or permit them to underwrite the sale of, any of the Shares or the right to have any Common Stock or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement or otherwise, to require registration under the Act of any shares of Common Stock or other securities of the Company;

                           (xv)     The Company is not, nor will the Company
become upon and as a result of the sale of the Shares and the application of the proceeds therefrom as described in the Prospectus under the caption "Use of Proceeds," an "investment company" or a person "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended; and

                           (xvi)    Upon delivery of the Shares pursuant to this
Agreement and payment therefor as contemplated herein, the Underwriters will acquire good title to the Shares to be issued and sold by the Company free and clear of any lien, claim, security interest, or other encumbrance, restriction on transfer or other defect in title (other than any claim on or to the Shares the Underwriters may have under this Agreement or that may attach to the Shares at the time of delivery and payment as a result of any contract, agreement, note, bond, judgment or other restrictions, instrument or obligation to which the several Underwriters may be a party or by which any of them or any of their properties or assets may be bound).

                  In addition, such counsel shall state that in connection with the preparation of the Registration Statement and the Prospectus, such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company, the Selling Securityholder and the Underwriters' representatives at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel have not undertaken to investigate or verify independently, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, on the basis of the foregoing, no facts have come to the attention of such counsel leading such counsel to believe that either the Registration Statement at the time it became effective contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus at the date thereof or as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no view with respect to the financial statements and schedules, the notes thereto or the other financial, statistical and accounting data included therein).

                  In rendering their opinion as aforesaid, such counsel may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by them or the Company as to laws of any jurisdiction other than the United States or the State of California or the corporation law of the State of Delaware, provided that (1) each such local counsel is acceptable to the Underwriters, (2) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Underwriters and is in form and substance satisfactory to them and their counsel, and (3) counsel shall state in their opinion that they believe that they and the Underwriters are justified in relying thereon.

                  (d) You shall have received on the Closing Date and on any later Option Close Date, as the case may be, an opinion of Hogan & Hartson L.L.P., special FDA regulatory counsel for the Company, dated such date and addressed to you, to the effect that the statements in the Prospectus under the captions "Risk Factors -- The extent of regulation of our business by the FDA and corresponding state and foreign agencies results in significant delay and expense in introducing new products and presents a continuing risk to our ability to produce existing products " and "Business -- Government Regulation," insofar as such statements purport to summarize applicable provisions of the Federal Food, Drug and Cosmetic Act, as amended, and the regulations promulgated thereunder, have been reviewed by such counsel and are accurate summaries in all material respects of the provisions purported to be summarized under such captions in the Prospectus.

                  (e) You shall have received on the Closing Date and on any later Option Close Date, as the case may be, an opinion of McDermott, Will & Emery, special counsel for the Company, dated such date and addressed to you, to the effect that the statements in the Prospectus under the caption "Risk Factors -- The billing practices of the prior owners of one of the businesses we acquired could subject us to significant losses and penalties," and the statements in the last paragraph under the caption "Business -- Legal Proceedings," insofar as they are descriptions or specifically referred to in contracts, agreements or other legal documents, or insofar as they specifically refer to statutes, regulations and legal or governmental proceedings, are accurate in all material respects, have been reviewed by such counsel and are accurate summaries in all material respects of the provisions purported to be summarized under such captions in the Prospectus.

                  (f) You shall have received on the Closing Date and on any later Option Closing Date, as the case may be, the opinion of Gibson, Dunn, & Crutcher LLP, counsel for the Selling Securityholder, dated such date and addressed to you, to the effect that:

                           (i)      The Selling Securityholder has the requisite
power and authority, and to such counsel's knowledge no approval is required by law (except as may be required under the Act, the Exchange Act and all applicable state securities and Blue Sky laws), to enter into this Agreement and the Custody Agreement and to sell and deliver the Shares to be sold by the Selling Securityholder as provided herein, and this Agreement and the Custody Agreement have been duly and validly authorized by the Selling Securityholder;

                           (ii)     This Agreement and the Custody Agreement
have each been duly executed and delivered by or on behalf of the Selling Securityholder;

                           (iii)    The execution and delivery of this Agreement
and the Custody Agreement by or on behalf of the Selling Securityholder and the consummation of the transactions contemplated hereby and thereby will not conflict with, violate, result in a breach of or constitute a default under any agreement, indenture, lease or other instrument to which the Selling Securityholder is a party or by which the Selling Securityholder is or may be bound that is made an exhibit to the Registration Statement or is known to such counsel after reasonable inquiry; and

                           (iv)     Upon delivery of the Shares sold by the
Selling Securityholder pursuant to this Agreement and payment therefor as contemplated herein the Underwriters (assuming that the Underwriters are purchasing the Shares for value in good faith and without notice of any adverse claim within the meaning of the California Uniform Commercial Code) will acquire valid and legal title to the Shares free and clear of any liens, adverse claims, security interests, or other encumbrances, restrictions on transfer or other defects in title (other than any claim on or to the Shares the Underwriters may have under this Agreement or that may attach to the Shares at the time of delivery and payment as a result of any contract, agreement, note, bond, judgment or other restrictions, instrument or obligation to which the several Underwriters may be a party or by which any of them or any of their properties or assets may be bound).

                  In rendering such opinion, such counsel may rely as to factual matters upon (i) certificates of the Selling Securityholder and (ii) the representations of the Selling Securityholder contained herein and in the Custody Agreement.

                  (g) You shall have received on the Closing Date and on any later Option Closing Date, as the case may be, an opinion of Dewey Ballantine, Underwriters' Counsel, dated such date and addressed to you, as the Underwriters, with respect to the sufficiency of all corporate proceedings undertaken by the Company and other legal matters relating to this Agreement and the transactions contemplated hereby as you may reasonably require, and the Company shall have furnished to such counsel such documents as it may have reasonably requested for the purpose of enabling it to pass upon such matters.

                  (h) You shall have received on the Closing Date and on any later Option Closing Date, as the case may be, a letter from the Accountants addressed to the Company and the Underwriters, dated such date confirming that it is an independent certified public accountant with respect to the Company within the meaning of the Act and the Rules and Regulations thereunder and based upon the procedures described in its letter delivered to you concurrently with the execution of this Agreement (herein called the "Original Letter"), but carried out to a date not more than three days prior to the Closing Date or any such later Option Closing Date, as the case may be, (i) confirming that the statements and conclusions set forth in the Original Letter are accurate as of the Closing Date or such later Option Closing Date, as the case may be; and (ii) setting forth any revisions and additions to the statements and conclusions set forth in the Original Letter that are necessary to reflect any changes in the facts described in the Original Letter since the date of such letter, or to reflect the availability of more recent financial statements, data or information. The letter shall disclose any change, or any development involving a prospective change, in or affecting the business or properties of the Company which, in your reasonable judgment, makes it impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus. In addition, you shall have received from the Accountants a letter addressed to the Company and made available to you for the use of the Underwriters stating that its review of the Company's system of internal accounting controls, to the extent it deemed necessary in establishing the scope of its latest examination of the Company's financial statements, did not disclose any weaknesses in internal controls that it considered to be material weaknesses. All such letters shall be in a form reasonably satisfactory to the Underwriters and their counsel.

                  (i) You shall have received on the Closing Date and on any later Option Closing Date, as the case may be, a certificate of the Chief Executive Officer and the Chief Financial Officer of the Company, dated such date, to the effect that as of such date (and you shall be satisfied that as of such date):

                           (i)      The representations and warranties of the
Company in this Agreement are true and correct, as if made on and as of the Closing Date or any later Option Closing Date, as the case may be; and the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to the Closing Date or any later Option Closing Date, as the case may be;

                           (ii)     The Registration Statement has become
effective under the Act and no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best of their knowledge, threatened under the Act;

                           (iii)    They have carefully reviewed the
Registration Statement and the Prospectus; and, when the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement and the Prospectus and any amendments or supplements thereto contained all statements and information required to be included therein or necessary to make the statements therein not misleading; and when the Registration Statement became effective, and at all times subsequent thereto up to the delivery of such certificate, none of the Registration Statement, the Prospectus or any amendment or supplement thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus that has not been so set forth; and

                           (iv)     Subsequent to the respective dates as of
which information is given in the Registration Statement and the Prospectus, there has not been (A) any material adverse change in the properties or assets described or referred to in the Registration Statement and the Prospectus or in the condition (financial or otherwise), operations, business or prospects of the Company and its Subsidiaries, (B) any transaction which is material to the Company and its Subsidiaries, except transactions entered into in the ordinary course of business and transactions described in the Prospectus, (C) any obligation, direct or contingent, incurred by the Company or its Subsidiaries, which is material to the Company and its Subsidiaries taken as a whole, (D) any change in the capital stock or outstanding indebtedness of the Company or its Subsidiaries which is material to the Company and its Subsidiaries taken as a whole or (E) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company.

                  (j) The Company and the Selling Securityholder shall have furnished to you such further certificates and documents as you shall reasonably request as to the accuracy of the representations and warranties of the Company and the Selling Securityholder herein, as to the performance by the Company and the Selling Securityholder of their obligations hereunder and as to the other conditions concurrent and precedent to the obligations of the Underwriters hereunder and such other certificates and documents as you may reasonably request.

                  (k) The Firm Shares and the Option Shares, if any, shall have been approved for listing on the Nasdaq National Market.

                  (l) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, prospects, properties, net worth, or results of operations of the Company not contemplated by the Prospectus, which in your opinion, as Underwriters, would materially, adversely affect the market for the Shares, or
(ii) any event or development relating to or involving the Company or any officer or director of the Company or the Selling Securityholder which makes any material statement made in the Prospectus untrue or which, in the opinion of the Company and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Act or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your opinion, as the Underwriters, materially adversely affect the market for the Shares.

                  All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are reasonably satisfactory to Underwriters' Counsel. The Company or the Selling
Securityholder, as the case may be, will furnish you with such number of conformed copies of such opinions, certificates, letters and documents as you shall reasonably request.

                  In case any of the conditions specified in this Section 8 shall not be fulfilled, this Agreement may be terminated by you by giving notice to the Company and to the Selling Securityholder. Any such termination shall be without liability of the Company or the Selling Securityholder to the Underwriters and without liability of the Underwriters to the Company or the Selling Securityholder; provided, however, that (i) in the event of such termination, the Company and the Selling Securityholder agree to indemnify and hold harmless the Underwriters from all costs or expenses incurred by the Company and the Selling Securityholder incident to the performance of their respective obligations under this Agreement, and (ii) if this Agreement is terminated by you because of any refusal, inability or failure on the part of the Company or the Selling Securityholder to perform any agreement herein, to fulfill any of the conditions herein, or to comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the transactions contemplated hereby.

         9. CONDITIONS OF THE OBLIGATION OF THE COMPANY AND THE SELLING SECURITYHOLDER.

                  The obligation of the Company and the Selling Securityholder to deliver the Shares shall be subject to the conditions that (a) the Registration Statement shall have become effective and (b) no stop order suspending the effectiveness thereof shall be in effect and no proceedings therefor shall be pending or threatened by the Commission.

                  In case either of the conditions specified in this Section 9 shall not be fulfilled, this Agreement may be terminated by the Company and the Selling Securityholder by giving notice to you. Any such termination shall be without liability of the Company and the Selling Securityholder to the Underwriters and without liability of the Underwriters to the Company or the Selling Securityholder; provided, however, that in the event of any such termination the Company and the Selling Securityholder jointly and severally agree to indemnify and hold harmless the Underwriters from all costs or expenses incurred by the Company and the Selling Securityholder incident to the performance of their respective obligations under this Agreement.

         10.      INDEMNIFICATION AND CONTRIBUTION.

                  (a) Subject to the provisions of paragraph (g) below, the Company and the Selling Securityholder jointly and severally agree to indemnify and hold harmless each Underwriter and each person (including each partner or officer thereof) who controls any Underwriter within the meaning of Section 15 of the Act from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Act, the Exchange Act, or the common law or otherwise, and the Company and the Selling Securityholder jointly and severally agree to reimburse each such Underwriter and controlling person for any legal or other out-of-pocket expenses (including, except as otherwise hereinafter provided, reasonable fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding which may be brought against, the respective indemnified parties, in each case arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including the Prospectus as part thereof) or any post-effective amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that (1) the indemnity agreements of the Company and the Selling Securityholder contained in this paragraph (a) shall not apply to any such losses, claims, damages, liabilities or expenses if such statement or omission is contained in the third paragraph of the section of the Prospectus entitled "Underwriting" or in the last paragraph of text on the cover page of the Prospectus, (2) the indemnity agreement contained in this paragraph
(a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased the Shares which is the subject thereof (or to the benefit of any person controlling such Underwriter) if at or prior to the written confirmation of the sale of such Shares a copy of the Prospectus (or the Prospectus as amended or supplemented) was not sent or delivered to such person and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented) unless the failure is the result of noncompliance by the Company with paragraph (a) of Section 6 hereof, and (3) the Selling Securityholder shall only be liable under this paragraph with respect to (A) information pertaining to the Selling Securityholder furnished by or on behalf of the Selling Securityholder expressly for use in any Preliminary Prospectus or the Registration Statement or the Prospectus or any such amendment thereof or supplement thereto or (B) facts that would constitute a breach of any representation or warranty of the Selling Securityholder set forth in Section 2(b) hereof. The information furnished pursuant to Clause (A) of the preceding sentence to the date of this Agreement consists solely of that information set forth with respect to the Selling Securityholder in the Registration Statement under the heading "Principal and Selling Stockholders." The indemnity agreements of the Company and the Selling Securityholder contained in this paragraph (a) and the representations and warranties of the Company and the Selling Securityholder contained in Section 2 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of any payment for the Shares and any termination of this Agreement. A successor to any Underwriter or any person controlling any Underwriter, or to the Company, its directors or officers, the Selling Securityholder or any person controlling the Company or the Selling Securityholder, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 10.

                  (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its executive officers, each of its directors, each other Underwriter and each person (including each partner or officer thereof) who controls the Company or any such other Underwriter within the meaning of Section 15 of the Act, and the Selling Securityholder from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Act, the Exchange Act, or the common law or otherwise and to reimburse each of them for any legal or other expenses including, except as otherwise hereinafter provided, reasonable fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding which may be brought against, the respective indemnified parties, in each case arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including the Prospectus as part thereof any or any post-effective amendment thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that in the cases of clauses (i) and
(ii) above, such statement or omission is contained in the third paragraph of the Section of the Prospectus entitled "Underwriting" or in the last paragraph on the cover page of the Prospectus. The indemnity agreement of each Underwriter contained in this paragraph (b) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Shares.

                  (c) Each party indemnified under the provisions of paragraphs (a) and (b) of this Section 10 agrees that, upon the service of a summons or other initial legal process upon it in any action or suit instituted against it or upon its receipt of written notification of the commencement of any investigation or inquiry of, or proceeding against it, in respect of which indemnity may be sought on account of any indemnity agreement contained in such paragraphs, it will promptly give written notice (a "Notice") of such service or notification to the party or parties from whom indemnification may be sought hereunder. No indemnification provided for in such paragraphs shall be available to any party who shall fail so to give the Notice if the party to whom such Notice was not given was unaware of the action, suit, investigation, inquiry or proceeding to which the Notice would have related and was prejudiced by the failure to give the Notice, but the omission so to notify such indemnifying party or parties of any such service or notification shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of such indemnity agreement. Any indemnifying party shall be entitled at its own expense to participate in the defense of any action, suit or proceeding against, or investigation or inquiry of, an indemnified party. Any indemnifying party shall be entitled, if it so elects within a reasonable time after receipt of the Notice by giving written notice (the "Notice of Defense") to the indemnified party, to assume

(alone or in conjunction with any other indemnifying party or parties) the entire defense of such action, suit, investigation, inquiry or proceeding, in which event such defense shall be conducted, at the expense of the indemnifying party or parties, by counsel chosen by such indemnified party or parties and if such party or parties include Warburg Dillon Read LLC, then Warburg Dillon Read LLC shall choose such counsel; provided, however, that (i) if the indemnified party or parties reasonably determine that there may be a conflict between the positions of the indemnifying party or parties and of the indemnified party or parties in conducting the defense of such action, suit, investigation, inquiry or proceeding or that there may be legal defenses available to such indemnified party or parties different from or in addition to those available to the indemnifying party or parties, then counsel for the indemnified party or parties shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interests of the indemnified party or parties and (ii) in any event, the indemnified party or parties shall be entitled, at its or their own expense to have counsel chosen by such indemnified party or parties participate in, but not conduct, the defense. If, within a reasonable time after receipt of the Notice, an indemnifying party gives a Notice of Defense and chooses counsel, the indemnifying party or parties will not be liable under paragraphs (a) through (c) of this Section 10 for any legal or other expenses subsequently incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding, except that (A) the indemnifying party or parties shall bear the legal and other expenses incurred in connection with the conduct of the defense as referred to in clause (i) of the proviso to the fourth sentence of this paragraph (c) and (B) the indemnifying party or parties shall bear such other expenses as it or they have authorized to be incurred by the indemnified party or parties. If, within a reasonable time after receipt of the Notice, no Notice of Defense has been given, the indemnifying party or parties shall be responsible for any legal or other expenses incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding. It is understood that the indemnifying parties shall not, in respect of the legal defenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm (in addition to any local counsel) for all of the Underwriters and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act, and (b) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act. The indemnifying party or parties shall not be liable for any settlement of any proceeding effected without its or their written consent.

                  (d) If the indemnification provided for in this Section 10 is unavailable or insufficient to hold harmless an indemnified party under paragraph (a) or (b) of this Section 10, then each indemnifying party shall, in lieu of indemnifying such indemnified party and subject to clause (3) in the proviso to paragraph (a) of Section 10, contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in paragraph (a) or (b) of this Section 10 (i) in such proportion as is appropriate to reflect the relative benefits received by each indemnifying party from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each indemnifying party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. Subject to Clause (3) in the proviso to paragraph (a) of Section 10, the relative benefits received by the Company and the Selling Securityholder, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Shares received by the Company and the Selling Securityholder and the total underwriting discount received by the Underwriters, as set forth in the table on the cover page of the Prospectus, bear to the aggregate public offering price of the Shares provided that, in the event that the Underwriters shall have purchased any Option Shares hereunder, any determination of the relative benefits received by the Company, the Selling Securityholder or the Underwriters from the offering of the Shares shall include the net proceeds (before deducting expenses) received by the Company and the Selling Securityholder, and the underwriting discounts and commissions received by the Underwriters, from the sale of such Option Shares, in each case computed on the basis of the respective amounts set forth in the notes to the table on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by each indemnifying party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

                  The parties agree that it would not be just and equitable if contributions pursuant to this paragraph (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this paragraph
(d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities, or actions in respect thereof, referred to in the first sentence of this paragraph (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigation, preparation to defend or defense against any action or claim which is the subject of this paragraph (d). Notwithstanding the provisions of this paragraph (d), no Underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this paragraph (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                  Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it will promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise (except as specifically provided in paragraph (c) of this Section 10).

                  (e) Neither Company nor the Selling Securityholder will, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Underwriter or any person who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of such Underwriter and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

                  (f) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof, including, without limitation, the provisions of this Section 10 and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 10 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the Act and the Exchange Act.

                  (g) The liability of the Selling Securityholder under the Selling Securityholder's representations and warranties contained in Section 2 hereof and under the indemnity and reimbursement agreements contained in the provisions of this Section 10 and Section 12 hereof shall be limited to an amount equal to the initial public offering price of the stock sold by the Selling Securityholder to the Underwriters. The Company and the Selling Securityholder may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

         11. TERMINATION. This Agreement may be terminated by you at any time on or prior to the Closing Date or on or prior to any later Option Closing Date, as the case may be, by giving written notice to the Company and the Selling Securityholder (i) if the Company or the Selling Securityholder shall have failed, refused or been unable, at or prior to the Closing Date, or on or prior to any later Option Closing Date, as the case may be, to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company or the Selling Securityholder is not fulfilled, or (ii) if trading on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market, by such trading exchanges or by order of the Commission or any other governmental authority having jurisdiction, or if a banking moratorium shall have been declared by federal or New York authorities, or (iii) if the Company shall have sustained a loss by strike, fire, flood, accident or other calamity of such character as to have a Material Adverse Effect regardless of whether or not such loss shall have been insured, or (iv) if there shall have been a material adverse change in the general political or economic conditions or financial markets in the United States as in the judgment of the Representatives makes it inadvisable or impracticable to proceed with the offering, sale and delivery of the Shares, or (v) if there shall have occurred an outbreak or escalation of hostilities between the United States and any foreign power or of any other insurrection or armed conflict involving the United States or other national or international calamity, hostilities or crisis or the declaration by the United States of a national emergency which, in the judgment, adversely affects the marketability of the Shares. If this Agreement shall be terminated in accordance with this Section 11, there shall be no liability of the Company or the Selling Securityholder to the Underwriters and no liability of the Underwriters to the Company or the Selling Securityholder, except as provided in the last paragraph of Section 8.

         If you elect to terminate this Agreement as provided in this Section 11, the Company shall be notified promptly by you by telephone, telecopy or telegram, confirmed by letter.

         12.      REIMBURSEMENT OF CERTAIN EXPENSES.

                  (a) In addition to their other obligations under Section 10 of this Agreement (and subject, in the case of Selling Securityholder, to the provisions of paragraph (g) of Section 10), the Company and the Selling Securityholder hereby jointly and severally agree to reimburse on a quarterly basis the Underwriters for all reasonable legal and other expenses incurred in connection with investigating or defending any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in paragraph (a) of Section 10 of this Agreement, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligations under this Section 12 and the possibility that such payments might later be held to be improper; provided, however, that (i) to the extent any such payment is ultimately held to be improper, the persons receiving such payments shall promptly refund them and (ii) such persons shall provide to the Company, upon request, reasonable assurances of their ability to effect any refund, when and if due and (iii) the Company and the Selling Securityholder shall be obligated to pay such reimbursement only if they are indemnifying parties under paragraph
(a) of Section 10 with respect to the statement or omission or alleged statement or omission being investigated or defended.

                  (b) In addition to their other obligations under Section 10 of this Agreement, the Underwriters hereby agree to reimburse on a quarterly basis the Company and the Selling Securityholder for all reasonable legal and other expenses incurred in connection with investigating or defending any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in paragraph (b) of Section 10 of this Agreement, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligations under this Section 12 and the possibility that such payments might later be held to be improper; provided, however, that (i) to the extent any such payment is ultimately held to be improper, the Company and the Selling Securityholder shall promptly refund it and (ii) the Company and the Selling Securityholder shall provide to the Underwriter, upon request, reasonable assurances of its ability to effect any refund, when and if due.

         13. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of the Company, the Selling Securityholder and the several Underwriters and, with respect to the provisions of Section 10 hereof, the several parties (in addition to the Company, the Selling Securityholder and the several Underwriters) indemnified under the provisions of said Section 10, and their respective personal representatives, successors and assigns. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successors and assigns" as herein used shall not include any purchaser, as such purchaser, of any of the Shares from any of the several Underwriters.

         14. NOTICES. Except as otherwise provided herein, all communications hereunder shall be in writing or by telegraph and, if to the Underwriters, shall be mailed, telegraphed or delivered to Warburg Dillon Read LLC, 299 Park Avenue, New York, NY 10171, Attention: Mr. Nicholas Ganz, with a copy to Dewey Ballantine, 1301 Avenue of the Americas, New York, New York 10019,
Attention: Frederick W. Kanner; and if to the Company, shall be mailed, telegraphed or delivered to it at its office, at 12744 San Fernando Road, Sylmar, California 91342, Attention: Alfred E. Mann, Chairman of the Board and Chief Executive Officer with a copy to Gibson, Dunn & Crutcher, LLP, 333 South Grand Avenue, Los Angeles, CA 90071-3197, Attention: Roy J. Schmidt, Jr.; and if to the Selling Securityholder, shall be mailed, telegraphed or delivered to Mr. Alfred E. Mann, care of the Company, at 12744 San Fernando Road, Sylmar, California 91342, with a copy to Gibson, Dunn & Crutcher LLP, 333 South Grand Avenue, Los Angeles, California 90071-3197, Attention: Roy J. Schmidt, Jr. All notices given by telegraph shall be promptly confirmed by letter.

         15. MISCELLANEOUS. The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or the Selling Securityholder or the Company's respective directors or officers, and (ii) delivery of and payment for the Shares under this Agreement.

                  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  Any action under or in respect of this Agreement taken by Warburg Dillon Read LLC will be binding upon all of the Underwriters.

                  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.



                           [INTENTIONALLY LEFT BLANK]

         Please sign and return to the Company and to the Selling Securityholder in care of the Company the enclosed duplicates of this letter, whereupon this letter will become a binding agreement among the Company, the Selling Securityholder and the several Underwriters in accordance with its terms.

                                                 Very truly yours,

                                                 MINIMED INC.


                                                 By: ___________________________
                                                     [NAME]
                                                     [TITLE]


SELLING SECURITYHOLDER

Alfred E. Mann



By: ______________________________
    [ATTORNEY-IN-FACT]


The foregoing Agreement
is hereby confirmed and
accepted as of the date
first above written.


WARBURG DILLON READ LLC
HAMBRECHT AND QUIST LLC
ING BARING FURMAN SELZ LLC
VOLPE, BROWN WHELAN & COMPANY, LLC

By:      WARBURG DILLON READ LLC



By: ______________________________
    Title:

                                   SCHEDULE A

                                  UNDERWRITERS

                                                                 Number of
                                                                Shares to be
Underwiters                                                      Purchased
-------------------------                                    -------------------
Warburg Dillon Read LLC..................................
Hambrecht & Quist LLC....................................
ING Baring Furman Selz LLC...............................
Volpe, Brown Whelan & Company LLC........................
                                                             -------------------
         Total                                                      2,250,000
                                                             ===================

                                   SCHEDULE B

                              LIST OF SUBSIDIARIES

MiniMed Distribution Corp., a Delaware corporation
MiniMed International, Inc., a Barbados corporation
MiniMed Development Corp. a Delaware corporation
MiniMed SA, a French corporation
MiniMed GMBH, a German corporation
Dartec AB, a Swedish corporation
Home Medical Supply, Inc., a Florida corporation
Home Medical Supply, Inc., a Georgia corporation
Home Medical Supply, Inc., a Tennessee corporation
Home Medical Supply, Inc., a California corporation
Home Medical Supply of Michigan, Inc., a Michigan corporation
HMS, Inc., an Alabama corporation
Pharmax, Inc., a Florida corporation d/b/a Home Medical Supply, Inc. South Broward Medical Arts Pharmacy, Inc., a Florida corporation
Clark Pharmacy, Inc., a Georgia corporation
Clark Wholesale Co., a Florida corporation
Clark Financial Services, Inc., a Florida corporation
Diabetix Depot, Inc., a Florida corporation
Dialysis Management Services, Inc., a Florida corporation
Medical Management & Marketing of South Florida, a Florida corporation

                                   SCHEDULE C

                              Over-allotment Option


                                                          Maximum Number of
Optionee                                             Optional Shares to be Sold
--------                                             --------------------------
MiniMed Inc......................................               300,000
Alfred E. Mann...................................                37,500
         Total                                                  337,500
                                                     ===========================

                                  NY--327460.3
                                   SCHEDULE D

                               Lock-Up Agreements


Alfred Mann
Alfred Mann Foundation
Carolyne Kahle Davis
William R. Grant
Terrence Gregg
Eric Kentor
Stephen A. Bowman
David MacCallum
David Morley
Kevin Sayer
Thomas Testman
John Villforth
Medtronic Asset Management, Inc.

                                       D-1